UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2020

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Fiscal 2021 Officer Annual Incentive Plan

At its November 9, 2020 meeting, the Leadership Development and Compensation Committee (the “LDCC”) of the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”) approved several items relating to compensatory arrangements with its named executive officers (“NEOs”). The details of these approvals are outlined below.

On November 9, 2020, the LDCC approved the Company’s fiscal year 2021 Officer Annual Incentive Plan (the “2021 OIP”) for officers of the Company and its subsidiaries. For fiscal year 2021, each of the Company’s NEOs participate in the 2021 OIP. The objectives for the 2021 OIP are to maintain line of sight for each executive officer by providing them with an understanding of their individual objectives and how they could be achieved based on areas that they impact, continue the linkage to corporate results and provide flexibility to determine awards based on qualitative performance assessments.

The performance criteria for receiving an annual incentive award under the 2021 OIP are net financial earnings (“NFE”), individual leadership and the Company’s “Commitment to Stakeholders” goals. Under the 2021 OIP, a performance hurdle based on the Company’s NFE for fiscal year 2021 must be met in order to be eligible to receive an award. Each of the NEO’s annual incentive awards under the 2021 OIP is based 50 percent on the Company’s NFE, 30 percent on the NEO achieving an individual leadership component and 20 percent on the Company meeting the goals of an overall “Commitment to Stakeholders” component. Under the 2021 OIP, the target annual incentive award opportunity for the NEOs, other than the President and Chief Executive Officer, ranges from 40 to 60 percent of base salary and the target annual incentive award opportunities for the President and Chief Executive Officer is 110 percent of base salary. Actual fiscal year 2021 cash incentive award payments under the 2021 OIP, if earned, could range from 0 percent up to 150 percent of this targeted amount for each of the NEOs. Amounts payable under the 2021 OIP that exceeded 100 percent of the target amount could be paid in full, or in part, in the form of restricted stock units (“RSUs”) and/or Deferred Retention Stock Units (“DRSUs”) based on the President and Chief Executive Officer’s recommendation and subsequent approval by the LDCC, or in the case of the President and Executive Officer, based on the LDCC’s determination.

In addition, under the 2021 OIP, based upon the recommendations of the President and Chief Executive Officer, the LDCC reserves the ability to modify, based upon its qualitative assessment, any annual incentive award payable. In addition, the President and Chief Executive Officer, subject to LDCC approval, may recommend special recognition awards to NEOs who have made significant contributions and have demonstrated a sustained level of outstanding performance. The LDCC may approve special recognition awards to the President and Chief Executive Officer. The special recognition awards, if any, may be in the form of cash, RSUs or DRSUs.

Any award payable to an NEO under the 2021 OIP is subject to the Company’s “Compensation Recoupment Policy.”

Long-Term Incentive Program Awards

Pursuant to grants made on November 9, 2020, the Board awarded (i) performance share units with performance criteria based upon the Company’s total shareholder return (“FY 2021 TSR Performance Share Units”) and with performance criteria based upon the Company’s cumulative NFE per share (“FY 2021 NFE Performance Share Units”) to each of the Company’s NEOs; (ii) RSUs to each of the NEOs, other than Mr. Stephen D. Westhoven; and (iii) performance-based RSUs with performance criteria based upon an NFE-based performance (“PBRSUs”) goal to Mr. Westhoven (such awards, collectively, the “Awards”), all pursuant to the Company’s 2017 Stock Award and Incentive Plan.

Performance Share Units

The FY 2021 TSR Performance Share Units vest, if at all, at the end of a 36-month performance period beginning on October 1, 2020, and ending on September 30, 2023, based on relative Company total shareholder return versus an established comparator group.

The FY 2021 NFE Performance Share Units vest, if at all, based upon the Company’s cumulative NFE per share over the 36-month period beginning on October 1, 2020, and ending on September 30, 2023.

On their vesting dates, the FY 2021 TSR Performance Share Units and FY 2021 NFE Performance Share Units are payable in shares of the Company’s common stock (“Common Stock”) in amounts ranging from zero to 150 percent of the number of granted performance share units. Additional shares of Common Stock may be awarded on the vesting dates with respect to the computed value of dividend equivalents accrued (measured against the Common Stock) during the performance measurement periods, subject to the Company’s achievement of prescribed performance goals. If the Company’s performance does not meet the minimum threshold level, no units will vest.

Restricted Stock Units

The RSUs awarded by the Company to the NEOs will accrue dividends and will vest in three equal installments on October 15, 2021, October 15, 2022 and October 15, 2023, subject to continued employment of the NEO, in each case except under certain conditions. The RSUs are payable in shares of the Company’s Common Stock.

Performance-Based Restricted Stock Units

The PBRSUs awarded to Mr. Westhoven will accrue dividends and may vest in up to three equal installments on September 30, 2021, September 30, 2022, and September 30, 2023, if the NFE-based performance goal for the fiscal year ending September 30, 2021 is achieved, and subject to his continued employment, except under certain conditions. The PBRSUs are payable in shares of the Company’s Common Stock.

Award Agreements

The foregoing descriptions of the forms of the FY 2021 Performance Share Units Agreement – TSR, the FY 2021 Performance Share Units Agreement (NFE), the FY 2021 Restricted Stock Units Agreement, and the FY 2021 Performance-based Restricted Stock Units Agreement (together, the “Award Agreements”), are qualified in their entirety by the terms and provisions of the Award Agreements, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit
10.1	FY 2021 Performance Share Units Agreement (TSR)
10.2	FY 2021 Performance Share Units Agreement (NFE)
10.3	FY 2021 Restricted Stock Units Agreement
10.4	FY 2021 Performance-based Restricted Stock Units Agreement
104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: November 13, 2020	By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and Chief Financial
Officer